EXHIBIT 10.40

                        THIRD LOAN MODIFICATION AGREEMENT

         THIS THIRD LOAN MODIFICATION AGREEMENT ("Agreement") is entered into as of the 20th day of February, 2001 by and between BIG BUCK BREWERY & STEAKHOUSE, INC., a Michigan corporation, f/k/a Michigan Brewery, Inc. ("Borrower"), and WAYNE COUNTY EMPLOYEES' RETIREMENT SYSTEM, a body politic of the State of Michigan ("Lender").

                                    RECITALS:

         WHEREAS, on or about February 4, 2000, Lender (i) acquired certain loans to Borrower from Bank One, Michigan ("Bank One"), formerly known as NBD Bank, a Michigan banking corporation (collectively, the "Bank One Loans"), (ii) restructured and consolidated the Bank One Loans ("Restructured Loan"), and
(iii) made an additional $5,876,114.74 loan to Borrower ("New Loan").

         WHEREAS, the Restructured Loan is evidenced by that certain Amended, Restated and Consolidated Convertible Note dated February 4, 2000 in the principal amount of $1,623,885.26 given by Borrower in favor of Lender ("Consolidated Note").

         WHEREAS, the New Loan is evidenced by that certain 10% Convertible Secured Promissory Note Due February 2003 dated February 4, 2000 in the principal amount of $5,876,114.74 given by Borrower in favor of Lender ("Convertible Note").

         WHEREAS, on or about August 21, 2000, Lender made an additional loan to Borrower in the principal amount of $1,500,000 ("Texas Loan"), which Texas Loan was evidenced by a Promissory Note in the principal amount of $1,500,000 dated August 21, 2000 given by Borrower in favor of Lender ("Texas Note"; and the Consolidated Note, the Convertible Note and the Texas Note are hereinafter collectively referred to as the "Notes"), and in connection therewith entered into a Loan Modification Agreement and various other loan and security documents executed in connection therewith (collectively, the "First Modification Documents").

         WHEREAS, on or about October 20, 2000 but effective as of October 1, 2000, Borrower and Lender entered into that certain Second Loan Modification Agreement pursuant to which, among other things, Lender agreed to extend the term of the Consolidated Note until October 1, 2002, and Borrower executed and delivered an Allonge to the Consolidated Note and various other loan and security documents executed in connection therewith (collectively, the "Second Modification Documents").

         WHEREAS, the Notes are secured or evidenced by:

                  (i) Mortgage (Future Advance) dated April 25, 1995 given by Borrower to Bank One, as recorded in Liber 586, Page 112, Otsego County Records, as amended by Amendment dated July 28, 1995, as recorded in Liber 591, Page 139, Otsego County Records, as assigned to Lender by Assignment of Mortgage dated February 4, 2000, as recorded in Liber 749, Page 302, Otsego County Records, as amended by that certain Second Amendment to Mortgage dated February 4, 2000, as recorded in Liber 749, Page 309, Otsego County Records, as further amended by that certain Third Amendment to Mortgage dated August 21, 2000, as recorded in Liber 772, Page 001, Otsego County Records and as further amended by that certain Fourth Amendment to Mortgage dated as of October 20, 2000 but effective as of October 1, 2000, as recorded in Liber ____, Page ____ Otsego County Records (as amended, the "Gaylord Mortgage"), which Gaylord Mortgage encumbers certain real property owned by Borrower in the City of Gaylord, Otsego County, Michigan ("Gaylord Property");

                  (ii) Mortgage dated February 4, 2000, given by Borrower in favor of Lender as recorded in Liber 21160, Page 389, Oakland County Records, as amended by that certain First Amendment to Mortgage dated effective as of August 21, 2000 as recorded in Liber 21788, Page 775, Oakland County Records and as further amended by that certain Fourth Amendment to Mortgage dated October 20, 2000 but effective as of October 1, 2000 as recorded in Liber 21952, Page 742, Oakland County Records (as amended, "Leasehold Mortgage", encumbering Borrower's leasehold interest in certain real property located in the City of Auburn Hills, Oakland County, Michigan ("Auburn Hills Property");

                  (iii) Common Stock Purchase Warrant dated February 4, 2000 executed by the Borrower;

                  (iv) Subscription and Investment Representation Agreement for 10% Convertible Secured Promissory Note due February 2003 by and between Lender and Borrower;

                  (v) Security Agreement dated February 4, 2000 executed by Lender and Borrower;

                  (vi) Limited Partnership Interest Pledge and Security Agreement dated February 4, 2000 executed by Lender and Borrower;

                  (vii) Stock Pledge and Security Agreement dated February 4, 2000 executed by Lender and Borrower'

                  (viii) an Assignment of Real Estate Leases and Rents dated July 28, 1995, recorded in Liber 591, Page 144, Otsego County Records given by Borrower in favor of Bank One, as assigned to Lender by Assignment of Real Estate Leases and Rents dated February 4, 2000, as recorded in Liber 0749, Page 305, Otsego County Records and as amended (as amended, the "Assignment");

                  (ix) Loan Agreement dated July 28, 1995 by and between Borrower and Bank One, as assigned to Lender; and

                  (x) UCC Financing Statements and other loan documents with respect to the Notes and the documents executed in connection with the Bank One Loan.

         (all of the documents described in this recital as amended by the First Modification Documents and the Second Modification Documents are hereinafter collectively referred to as the "Original Loan Documents");

         WHEREAS, the (i) Consolidated Note matures by its terms on October 1, 2002 and (ii) the Texas Note matures no later than October 1, 2002, and Borrower requested, and Lender agreed, to extend the maturity date of the Consolidated Note to February 1, 2003 and the maturity date of the Texas Note to no later than February 1, 2003.

         WHEREAS, in connection with the extension of the maturity date of the Consolidated Note and the Texas Note, Borrower is executing and delivering to Lender this Agreement;

         NOW, THEREFORE, as consideration of the foregoing it is hereby agreed that:

         1. RECITALS. The recitals set forth above are incorporated herein by reference and shall form a part of this Agreement.

         2. MODIFICATIONS. Subject to all the terms and conditions set forth in this Agreement, Lender is agreeing, INTER ALIA, to extend the maturity date of the Restructured Loan and Consolidated Note until February 1, 2003 and to extend the term of the Texas Loan and the Texas Note to no later than February 1, 2003.

         (For convenience, the modification referred to in this Paragraph 2 is hereinafter referred to as the "Modifications".)

         3.       BORROWERS ACKNOWLEDGEMENTS. As of February 28, 2001, there was
(i) $1,613,979.83 in principal owing under the Consolidated Note, (ii) $5,837,166.41 in principal owing under the Convertible Note and (iii) $1,500,000.00 in principal owing under the Texas Note, plus accrued but unpaid interest, costs and expenses and other obligations provided in the Loan Documents (all such obligations of Borrower to Lender are hereinafter collectively referred to as the "Obligations"). The Obligations are due and owing Lender without setoff, recoupment, defense, deduction, counterclaim, credit, allowance or adjustment, whether in law or equity, of any kind or nature.

         4.       MODIFICATION OF DOCUMENTS.

                  (a) ALLONGE TO CONSOLIDATED NOTE. Borrower shall evidence its obligations to repay the Restructured Loan and the Consolidated
Note in accordance with the Modifications by executing and delivering to Lender a second allonge dated as of the date hereof ("Allonge"), in substantially the form of Exhibit A attached hereto;

                  (b) ALLONGE TO TEXAS NOTE. Borrower shall evidence its obligations to repay the Texas Loan and the Texas Note in accordance with the Modifications by executing and delivering to Lender an allonge dated as of the date hereof ("Texas Allonge") in substantially the form of Exhibit B attached hereto;

                  (c) RATIFICATION OR ACKNOWLEDGEMENT OF GUARANTEES. William Rolinski, (the "Guarantor") shall confirm his guaranty obligations with respect to the Restructured Loan and Texas Loan by executing a Ratification of Guaranty substantially the form of Exhibit C attached hereto;

                  (d) MISCELLANEOUS. All such other documents and agreements reasonably required by Lender to effectuate the provisions of this Agreement.

(For convenience, this Agreement and all other documents executed in connection herewith are sometimes hereinafter collectively referred to as the "Third Modification Documents", and the Original Loan Documents and the Third Modification Documents are sometimes hereinafter collectively referred to as the "Loan Documents".)

         5. REPRESENTATIONS, WARRANTIES, AGREEMENTS AND COMMENTS OF BORROWER. The Borrower represents, warrants and covenants to Lender that:

                  (a) Borrower is a corporation duly organized and validly existing under the laws of the State of Michigan; and

                  (b) Borrower has the full power and authority to execute and deliver this Agreement and the Third Modification Documents, which has been duly authorized by all necessary corporate action of Borrower. This Agreement is valid, binding and enforceable in accordance with its terms.

         6.       COSTS, EXPENSES, AND FEES.

                  (a) Borrower agrees to pay all Modification costs, fees and expenses of Lender's attorney and all out of pocket costs of Lender.

                  (b) Borrower agrees to pay Lender on or before the execution of this Agreement an extension fee with respect to the (i) Restructured Loan in the amount equal to twenty-five basis points times the unpaid principal amount of the Restructured Loan and (ii) Texas Loan in an amount equal to twenty-five basis points times the unpaid principal balance of the Texas Loan.

         7. DOCUMENTS CONTINUE. Except as expressly modified and amended by the terms of this Agreement, all of the terms and conditions of the Loan Documents remain in full force and effect and are hereby ratified, confirmed and approved. If there is an express conflict between the terms of this Agreement and the terms of the Loan Documents, the terms of this Agreement shall govern and control.

         8. IMPAIRMENT OF COLLATERAL. The execution and delivery of this Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the Obligations. No security taken heretofore or hereafter security for the Obligations shall impair in any manner or affect this Agreement. All present and future additional security is to be considered as cumulative security.

         9. DEFAULT. A default under any of the terms of this Agreement shall be a default under each of the Loan Documents and a default under any of the Loan Documents shall be a default under this Agreement.

         10.      MISCELLANEOUS.

                  (a) This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and may be modified or amended only by a writing signed by the parties to be charged.

                  (b) This Agreement is governed by the internal laws of the State of Michigan (without regard to conflicts of the law of principles).

                  (c) This Agreement may be executed in counterparts, each of which shall be deemed an original, but together they shall constitute one and the same instrument, and facsimile copies of signatures shall be treated as original signatures for all purposes.

                  (d) This Agreement is binding on, and inure to the benefit of, the parties hereto and their respective successors and assigns.

                  (e) If any provision of this Agreement is in conflict with any applicable statutes or rule of law or otherwise unenforceable, such offending provision shall be null and void only to the extent of such conflict or unenforceability, but shall be deemed separate from and shall not invalidate any other provision of this Agreement.


                         [SIGNATURE BLOCK ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.


                           BIG BUCK BREWERY & STEAKHOUSE, INC.,
                           a Michigan corporation,
                           (f/k/a Michigan Brewery, Inc.)

                           By:  /s/ William F. Rolinski
                              -------------------------------------------------
                           Print name:  William F. Rolinski
                                      -----------------------------------------
                           Its:  President
                               ------------------------------------------------

                                                                 "BORROWER"

STATE OF MICHIGAN          )
                           ) ss.
COUNTY OF OTSEGO           )

         On this 27 day of February, 2001, before me appeared William F. Rolinski as the President of Big Buck Brewery & Steakhouse, Inc., a Michigan corporation, f/k/a Michigan Brewery, Inc., on behalf of the corporation.


                           /s/ Diane M. House
                           ----------------------------------------------------
                           Print name:  Diane M. House
                                      -----------------------------------------
                           Notary Public, Otsego County, Gaylord, Mi
                                         -------------------------------------
                           My commission expires:  01/07/04
                                                 ----------------------------

                                                      [SEAL]














             [SIGNATURE PAGE FOR THIRD LOAN MODIFICATION AGREEMENT]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.


                           WAYNE COUNTY EMPLOYEES' RETIREMENT SYSTEM, a body politic of the State of Michigan


                           By:  /s/ Ronald Yee
                              -------------------------------------------------
                           Print name:  Ronald Yee
                                      -----------------------------------------
                           Its:  Director
                               ------------------------------------------------

                                                                 "LENDER"

STATE OF MICHIGAN          )
                           ) ss.
COUNTY OF WAYNE            )

         The foregoing instrument was acknowledged before me this 20th day of February, 2001 by Ronald Yee, the Director of Wayne County Employees' Retirement System, on behalf of the Lender.


                           /s/ Jeanette A. Maher
                           ----------------------------------------------------
                           Print Name  Jeanette A. Maher
                                     ------------------------------------------
                           Notary Public Wayne County, Michigan
                                        -------------------------------------
                           My Commission Expires:  2-8-2005
                                                 ---------------------------

                                                      [SEAL]

Exhibits:
     A   -        Allonge
     B   -        Allonge to Texas Note (Gaylord)
     C   -        Ratifications of Guarantee








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